Creation and Designation of
Additional Series of Shares of Beneficial Interest of
American Beacon Funds

Pursuant to Article III, Section 1 of the Amended and Restated Declaration of Trust of the American Beacon Funds (the “Trust”) dated November 12, 2013 (“Trust Instrument”), the American Beacon Global Evolution Frontier Markets Debt Fund (the “Fund”), a new series of the Trust, was created by resolution of the Trust’s Board of Trustees (“Board”) on March 7, 2013.  The Fund is hereby renamed the American Beacon Global Evolution Frontier Markets Income Fund.

The Fund and the Fund’s shares of beneficial interest (“Shares”) are designated as follows:

1.
The initial classes of Shares of the Fund are designated as Institutional Class Shares, Investor Class Shares, Y Class Shares, A Class Shares and C Class Shares.  Each class of Shares has the same rights and obligations, except as provided in the Trust Instrument, the Fund’s Registration Statement on Form N-1A (“Registration Statement”) or by resolution adopted by the Board.  The Fund’s Shares shall be offered for sale and redeemed on the terms set forth in the Trust’s Registration Statement.

2.	All rights and preferences of the Fund and the Shares are as set forth in the Trust Instrument and the Amended and Restated Bylaws of the Trust dated June 4, 2013.

IN WITNESS WHEREOF, the undersigned have executed this instrument the 12th day of November, 2013.

/s/ Gerard J. Arpey
Gerard J. Arpey

/s/ W. Humphrey Bogart
W. Humphrey Bogart

/s/ Brenda A. Cline
Brenda A. Cline

/s/ Eugene J. Duffy
Eugene J. Duffy

/s/ Thomas M. Dunning
Thomas M. Dunning

/s/ Alan D. Feld
Alan D. Feld

/s/ Richard A. Massman
Richard A. Massman

/s/ Barbara J. McKenna
Barbara J. McKenna

/s/ R. Gerald Turner
R. Gerald Turner

/s/ Paul J. Zucconi
Paul J. Zucconi

Creation and Designation of
Additional Series of Shares of Beneficial Interest of
American Beacon Funds

Pursuant to Article III, Section 1 of the Amended and Restated Declaration of Trust of the American Beacon Funds (the “Trust”) dated August 7, 2014 (“Trust Instrument”), the American Beacon AHL Managed Futures Fund (the “Fund”), a new series of the Trust, was created by resolution of the Trust’s Board of Trustees (“Board”) on February 17, 2014.  The Fund is hereby renamed the American Beacon AHL Managed Futures Strategy Fund.

The Fund and the Fund’s shares of beneficial interest (“Shares”) are designated as follows:

1.
The initial classes of Shares of the Fund are designated as Institutional Class Shares, Investor Class Shares, Y Class Shares, A Class Shares and C Class Shares.  Each class of Shares has the same rights and obligations, except as provided in the Trust Instrument, the Fund’s Registration Statement on Form N-1A (“Registration Statement”) or by resolution adopted by the Board.  The Fund’s Shares shall be offered for sale and redeemed on the terms set forth in the Trust’s Registration Statement.

2.	All rights and preferences of the Fund and the Shares are as set forth in the Trust Instrument and the Amended and Restated Bylaws of the Trust dated February 18, 2014.

IN WITNESS WHEREOF, the undersigned have executed this instrument the 8th day of August, 2014.

/s/ Gerard J. Arpey
Gerard J. Arpey

/s/ W. Humphrey Bogart
W. Humphrey Bogart

/s/ Brenda A. Cline
Brenda A. Cline

/s/ Eugene J. Duffy
Eugene J. Duffy

/s/ Thomas M. Dunning
Thomas M. Dunning

/s/ Alan D. Feld
Alan D. Feld

/s/ Richard A. Massman
Richard A. Massman

/s/ Barbara J. McKenna
Barbara J. McKenna

/s/ R. Gerald Turner
R. Gerald Turner

Creation and Designation of
Additional Series of Shares of Beneficial Interest of
American Beacon Funds

Pursuant to Article III, Section 1 of the Amended and Restated Declaration of Trust of the American Beacon Funds (the “Trust”) dated August 7, 2014 (“Trust Instrument”), the American Beacon Crescent High Income Fund (the “Fund”), a new series of the Trust, was created by resolution of the Trust’s Board of Trustees (“Board”) on February 17, 2014.  The Fund is hereby renamed the American Beacon Crescent Short Duration High Income Fund.

The Fund and the Fund’s shares of beneficial interest (“Shares”) are designated as follows:

1.
The initial classes of Shares of the Fund are designated as Institutional Class Shares, Investor Class Shares, Y Class Shares, A Class Shares and C Class Shares.  Each class of Shares has the same rights and obligations, except as provided in the Trust Instrument, the Fund’s Registration Statement on Form N-1A (“Registration Statement”) or by resolution adopted by the Board.  The Fund’s Shares shall be offered for sale and redeemed on the terms set forth in the Trust’s Registration Statement.

2.	All rights and preferences of the Fund and the Shares are as set forth in the Trust Instrument and the Amended and Restated Bylaws of the Trust dated February 18, 2014.

IN WITNESS WHEREOF, the undersigned have executed this instrument the 8th day of August, 2014.

/s/ Gerard J. Arpey
Gerard J. Arpey

/s/ W. Humphrey Bogart
W. Humphrey Bogart

/s/ Brenda A. Cline
Brenda A. Cline

/s/ Eugene J. Duffy
Eugene J. Duffy

/s/ Thomas M. Dunning
Thomas M. Dunning

/s/ Alan D. Feld
Alan D. Feld

/s/ Richard A. Massman
Richard A. Massman

/s/ Barbara J. McKenna
Barbara J. McKenna

/s/ R. Gerald Turner
R. Gerald Turner

Creation and Designation of
Additional Series of Shares of Beneficial Interest of
American Beacon Funds

Pursuant to Article III, Section 1 of the Amended and Restated Declaration of Trust of the American Beacon Funds (the “Trust”) dated August 7, 2014 (“Trust Instrument”), the American Beacon Bahl & Gaynor Small Cap Growth Fund (the “Fund”), a new series of the Trust, was created by resolution of the Trust’s Board of Trustees (“Board”) on November 12, 2013.

The Fund and the Fund’s shares of beneficial interest (“Shares”) are designated as follows:

1.
The initial classes of Shares of the Fund are designated as Institutional Class Shares, Investor Class Shares, Y Class Shares, A Class Shares and C Class Shares.  Each class of Shares has the same rights and obligations, except as provided in the Trust Instrument, the Fund’s Registration Statement on Form N-1A (“Registration Statement”) or by resolution adopted by the Board.  The Fund’s Shares shall be offered for sale and redeemed on the terms set forth in the Trust’s Registration Statement.

2.	All rights and preferences of the Fund and the Shares are as set forth in the Trust Instrument and the Amended and Restated Bylaws of the Trust dated August 7, 2014.

IN WITNESS WHEREOF, the undersigned have executed this instrument the 13th day of November, 2014.

/s/ Gerard J. Arpey
Gerard J. Arpey

/s/ W. Humphrey Bogart
W. Humphrey Bogart

/s/ Brenda A. Cline
Brenda A. Cline

/s/ Eugene J. Duffy
Eugene J. Duffy

/s/ Thomas M. Dunning
Thomas M. Dunning

/s/ Alan D. Feld
Alan D. Feld

/s/ Richard A. Massman
Richard A. Massman

/s/ Barbara J. McKenna
Barbara J. McKenna

/s/ R. Gerald Turner
R. Gerald Turner

Creation and Designation of
Additional Series of Shares of Beneficial Interest of
American Beacon Funds

Pursuant to Article III, Section 1 of the Amended and Restated Declaration of Trust of the American Beacon Funds (the “Trust”) dated August 7, 2014 (“Trust Instrument”), the American Beacon Ionic Absolute Return Fund (the “Fund”), a new series of the Trust, was created by resolution of the Trust’s Board of Trustees (“Board”) on November 13, 2014.

The Fund and the Fund’s shares of beneficial interest (“Shares”) are designated as follows:

1.
The initial classes of Shares of the Fund are designated as Institutional Class Shares, Investor Class Shares, Y Class Shares, A Class Shares and C Class Shares.  Each class of Shares has the same rights and obligations, except as provided in the Trust Instrument, the Fund’s Registration Statement on Form N-1A (“Registration Statement”) or by resolution adopted by the Board.  The Fund’s Shares shall be offered for sale and redeemed on the terms set forth in the Trust’s Registration Statement.

2.	All rights and preferences of the Fund and the Shares are as set forth in the Trust Instrument and the Amended and Restated Bylaws of the Trust dated August 7, 2014.

IN WITNESS WHEREOF, the undersigned have executed this instrument the 13th day of November, 2014.

/s/ Gerard J. Arpey
Gerard J. Arpey

/s/ W. Humphrey Bogart
W. Humphrey Bogart

/s/ Brenda A. Cline
Brenda A. Cline

/s/ Eugene J. Duffy
Eugene J. Duffy

/s/ Thomas M. Dunning
Thomas M. Dunning

/s/ Alan D. Feld
Alan D. Feld

/s/ Richard A. Massman
Richard A. Massman

/s/ Barbara J. McKenna
Barbara J. McKenna

/s/ R. Gerald Turner
R. Gerald Turner